                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 16, 1998

                         Catalina Marketing Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)




                    1-11008                             33-0499007
             Commission File Number                    (IRS Employer
                                                    Identification No.)

             11300 9th Street North                        33716
            St. Petersburg, Florida                     (Zip code)
    (Address of principal executive offices)

                                 (813) 579-5000
                          Registrant's Telephone Number

Item 5.           Other Events.

                  On July 16, 1998 Catalina Marketing Corporation (the Company) issued a press release communicating its first quarter fiscal 1999 earnings, included in this report as Exhibit 99.6.

Item 7.           Exhibits.

                  99.6      Form of press release dated July 16, 1998.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CATALINA MARKETING CORPORATION




                                       By   /S/ Philip B. Livingston
                                            ----------------------------------
                                            Philip B. Livingston,
                                            Senior Vice President and
                                            Chief Financial Officer


Dated:      July 20, 1998